UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):	May 12, 2025

IES Holdings, Inc.

Delaware	001-13783	76-0542208
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2 Riverway, Suite 1730 Houston, Texas 77056
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 860-1500

 Check the appropriate box below if the From 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IESC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director
On May 12, 2025, the Board of Directors (the “Board”) of IES Holdings, Inc. (the “Company”) elected Kelly C. Janzen as a director of the Company, to hold office until the next annual meeting of stockholders of the Company, or, if earlier, such time as her successor is elected and qualified or her resignation or removal, in accordance with the Amended and Restated Bylaws of the Company. On May 12, 2025, Ms. Janzen was also appointed to the Audit Committee of the Board.

Ms. Janzen, 52, has served as Executive Vice President and Chief Financial Officer of Vestis Corporation (NYSE: VSTS) since February 2025 after working with Vestis as a finance consultant since October 2024. Prior to joining Vestis, she was a finance executive in residence at the Fernweh Group from January to May 2024, working as Chief Financial Officer for Dabico Airport Solutions, and served as Senior Vice President, Chief Financial Officer, and Treasurer of BlueLinx Corporation (NYSE: BXC) from April 2020 to August 2023. Previously, Ms. Janzen served as Senior Vice President and Chief Accounting Officer of WestRock Company (NYSE: WRK), Vice President, Controller and Chief Accounting Officer of Baker Hughes (NYSE: BKR) and Vice President of Finance and Chief Accounting Officer of McDermott International Ltd. (Previously Nasdaq: MDR), in addition to holding progressive leadership roles in finance and accounting at General Electric.

Ms. Janzen will receive compensation for Board service consistent with compensation received by the Company's other non-employee directors (as described in the Company's Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 7, 2025).

The Company is not aware of any arrangements or understandings between Ms. Janzen and any other persons pursuant to which Ms. Janzen was selected as a director, and there are no transactions in which Ms. Janzen has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.

On May 13, 2025, the Company issued a press release announcing Ms. Janzen’s appointment. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information set forth in this Item 7.01, including Exhibit 99.1, which is furnished herewith and relates to this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section nor shall information be deemed incorporated by reference into any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1 —	Press Release Dated May 13, 2025
104 —	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IES HOLDINGS, INC.

Date:	May 13, 2025	By: /s/ Mary K. Newman
Name: Mary K. Newman
Title: General Counsel and Corporate Secretary